Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Footnote
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			See Declaration.
Cash disbursements journals		X
Statement of Operations	MOR-2	See MOR-1.		[2]
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			See Declaration.	[3]
Copies of tax returns filed during reporting period			See Declaration.	[3]
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor

/s/ Dennis Pyers	October 25, 2017
Signature of Authorized Individual*	Date

Dennis Pyers	Interim CFO and CAO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]	The debtors’ names are abbreviated in this report as follows:

Unilife Corporation—UC

Unilife Medical Solutions, Inc.—UMS

Unilife Cross Farm LLC—UCF

[2]	Post-petition, the Debtor began keeping its books on a cash basis. Accordingly, the Statement of Operations (MOR-2) and the Schedule of Cash Receipts and Disbursements (MOR-1) present the same information.
[3]	No tax returns, including IRS Form 6123, were filed during the period.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

				BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	UC			UMS			UCF		CONSOLIDATED		CONSOLIDATED
	OPERATING	OTHER	OPERATING	PAYROLL	UTILITY	OTHER	OPERATING	OTHER	ACTUAL	PROJECTED [1]	ACTUAL	PROJECTED [1]
CASH BEGINNING OF MONTH	$76,805	$136,162	$686,985	$0	$39,846	$35,278	$—	$—	975,077	$24,920	$1,918,421	$1,746,545
RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE	—	—	20,000	—	—	—	—	—	20,000	—	644,915	515,060
LOANS AND ADVANCES	—	—	—	—	—	—	—		—	—	7,500,000	7,500,000
SALE OF ASSETS	—	—	—	—	—	—	—	—	—	—	500,000	—
OTHER (ATTACH LIST)	59,691	184	29,273	—	0	8	—	—	89,156	—	307,139	136,779
TRANSFERS (FROM DIP ACCTS)	129,454	—	7,215	—	—	—	—	—	136,669	—	8,225,915	—
TOTAL RECEIPTS	189,145	184	56,488	—	0	8	—	—	245,825	—	17,177,969	8,151,839
DISBURSEMENTS
NET PAYROLL & PAYROLL TAXES	—	—	46,739	—	—	—	—	—	46,739	—	5,752,570	5,569,380
SALES, USE, & OTHER TAXES	—	—	—	—	—	—	—	—	—	—	2,000	—
INVENTORY PURCHASES	—	—	—	—	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—	—	—	401,300	370,193
INSURANCE	—	—	—	—	—	—	—	—	—	—	75,343	57,075
ADMINISTRATIVE	—	—	49,673	—	—	—	—	—	49,673	—	453,125	722,969
SELLING	—	—	1,250	—	—	—	—	—	1,250	—	65,209	—
OTHER (ATTACH LIST)	3,603	6,892	8,165	—	—	28,072	—	—	46,732	—	748,724	728,806
OWNER DRAW *	—	—	—	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	129,454	—		—	7,215	—	—	136,668	—	8,225,915	—
PROFESSIONAL FEES	—	—	—	—	—	—	—	—	—	—	2,428,791	2,412,041
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—	—	3,575	13,000
COURT COSTS	—	—	—	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	3,603	136,346	105,827	—	—	35,286	—	—	281,062	—	18,156,551	9,873,465
NET CASH FLOW	185,541	(136,162)	(49,339)	—	0	(35,278)	—	—	(35,238)	—	(978,582)	(1,721,625)
(RECEIPTS LESS DISBURSEMENTS)
CASH—END OF MONTH	$262,346	$—	$637,646	$0	$39,847	$—	$—	$—	$939,839	$24,920	$939,839	$24,920

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
[1]	UPDATED CURRENT MONTH AND CUMMULATIVE PROJECTIONS PER SECOND AND THIRD AMENDED DIP BUDGETS (DOCKET NOS. 220 & 239)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$281,062
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$136,668
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$144,394

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UMS Petty Cash (Operating)		UMS Operating		UMS Operating		UMS Operating		UMS Operating		UMS Other - Savings		UMS Total Operating	UMS Utilities		UMS Payroll		UMS Other - PNC CD		UMS Restricted Bond
	#	n/a	#	0928	#	0570	#	3760	#	4310	#	1600		#	1951	#	6102	#	3480	#	n/a
BALANCE PER BOOKS		31		15,561		601,170		1		20,883		—	637,646		39,847		—		—		300,003
BANK BALANCE		31		18,861		601,170		1		20,883		—	640,946		39,847		—		—		300,003
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—		—		—		—	—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		—		(3,300)		—		—		—		—	(3,300)		—		—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—		—		—		—	—		—		—		—		—
ADJUSTED BANK BALANCE *		$31		$15,561		$601,170		$1		$20,883		$—	$637,646		$39,847		$—		$—		$300,003
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount		Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

			35047	2,400
			35055	900

OTHER
OTHER RECEIPTS
COBRA payments		$—		$8,837		$—		$—		$—		$—	$8,837		$—		$—		$—		$—
Interest		—		148		105		—		—		—	253		—		—		8		—
FNB Settlement Payment		—		20,000		—		—		—		—	20,000		—		—		—		—
Refunds / Returned Checks		—		183		—		—		—		—	183		—		—		—		—
Reimbursements from former employees		—		—		—		—		—		—	—		—		—		—		—
Total		$—		$29,168		$105		$—		$—		$—	$29,273		$—		$—		$8		$—

OTHER DISBURSEMENTS:
Bank Fees		$—		$264.77		$—		$—		$0		$—	$265		$—		$—		$—		$—
Postage		7		—		—		—		—		—	7		—		—		—		—
Fidelity Fees		—		2,375		—		—		—		—	2,375		—		—		—		—
PNC Card Payments and Fees		—		—		—		—		—		—	—		—		—		28,072		—
ADP Fees		—		5,519		—		—		—		—	5,519		—		—		—		—
Total		$7		$8,158		$—		$—		$—		$—	$8,165		$—		$—		$28,072		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	UC		UC		UC		UC	UC		UCF		UCF
	Operating		Operating		Operating		Total Operating	Other - AMEX CD		Operating		Restricted Escrow
	#	2022	#	6509	#	1693		#	1859-4	#	1933	#	0060
BALANCE PER BOOKS		$227,370		$34,976		$—	262,346		$—		$—		$—
BANK BALANCE		227,370		34,976		—	262,346		—		—		—
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		—		—		—	—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)		—		—		—	—		—		—		—
OTHER (ATTACH EXPLANATION)		—		—		—	—		—		—		—
ADJUSTED BANK BALANCE *		$227,370		$34,976		$—	$262,346		$—		$—		$—
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
OTHER RECEIPTS
Interest		$—		$—		$—	$—		$184		$—		$—
Insurance refund		59,691		—		—	59,691		—		—		—
Refund from ADP		—		—		—	—		—		—		—
Total		$59,691		$—		$—	$59,691		$184		$—		$—

OTHER DISBURSEMENTS
Bank Fees		$101		$—		$—	$101		$—		$—		$—
AMEX Card Payments and Fees		—		—		—	—		6,892		—		—
Patent Filing Fees		3,502		—		—	3,502		—		—		—
Total		$3,603		$—		$—	$3,603		$6,892		$—		$—

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

			Check		Amount Paid	Year-To-Date
Payee	Period Covered	Payor	Number	Date	Fees & Expenses	Fees & Expenses
Professional Fee Escrow Account [1]						$1,735,041.00
SSG Capital Advisors						$693,750.00

Total						$2,428,791.00

[1]	Funds wired to a professional fee escrow account maintained by Cozen O’Connor.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

CASH DISBURSEMENTS JOURNAL

Date	Description	Amount	Check#	Payee
I. Case No. 17-10805—Unilife Corporation, et al.
09/18/17	Patent filing fees	$3,502.22	3011	Wiley Rein LLP
09/29/17	Bank fees	101.11	Bank	FNB

		3,603.33
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
09/27/17	Credit card payments and fees	6,892.36	Bank	American Express

Total—Case No. 17-10805—Unilife Corporation, et al.		$10,495.69

II. Case No. 17-10806—Unilife Medical Solutions, Inc.
09/01/17	Materials for customer programs	1,250.32	35030	Azzur Labs
09/07/17	HRA funding for week ended 9/8	670.60	ACH	Highmark
09/07/17	Electrical service for York	24.24	35031	MET ED
09/07/17	Electrical service for York	40.61	35032	MET ED
09/07/17	Telephone and internet	801.68	35033	Verizon
09/07/17	Telephone and internet	1,059.98	35034	Verizon
09/07/17	IT storage	301.51	35035	Iron Mountain
09/07/17	Data room service	4,223.87	35036	Merrill Communications
09/07/17	Document destruction service	420.00	35037	Shred-It
09/07/17	Document destruction service	426.52	35038	Shred-It
09/07/17	Office security system	867.20	35039	Vector Security
09/12/17	Reimbirsement for return flight to AUS per immigration law	1,268.02	35040	Grace Chung
09/14/17	HRA funding for week ended 9/15	5,195.59	ACH	Highmark
09/13/17	Payroll funding for 9/15	27,465.80	Wire	ADP
09/14/17	Payroll Taxes withheld	13,193.98	ACH	ADP
09/14/17	Postage	78.65	35041	USPS
09/14/17	Building maintenance	6,000.80	35042	Ingersoll Rand
09/14/17	Water service	259.09	35043	York Water

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check #	Payee
09/14/17	Telephone and internet	16,648.62	35044	Comcast
09/14/17	IT storage	300.86	35045	Iron Mountain
09/18/17	HVAC maintenance for Data room	650.00	35046	DVL
09/18/17	Material disposal	2,400.00	35047	Shred-It
09/18/17	Water service	2,794.51	35048	York Water
09/18/17	Natural gas service for York	1,982.93	35049	Columbia Gas of PA
09/18/17	Telephone and internet	538.38	35050	Verizon
09/18/17	401(k) Plan administration	2,375.00	35051	Fidelity
09/20/17	HRA funding for week ended 9/22	212.60	ACH	Highmark
09/20/17	Electrical service for York	3,473.32	ACH	MET ED
09/25/17	Water service	885.75	35052	York Water
09/25/17	Natural gas for York facility	2,833.22	35053	Direct Energy
09/25/17	Monthly mobile phone bill	492.99	35054	AT&T Mobility
09/28/17	Material disposal	900.00	35055	Shred-It
09/29/17	Monthly processing fee	5,518.66	ACH	ADP
09/29/17	Bank fees	264.77	Bank	FNB
08/31/17	Postage	6.65	Cash	USPS

		105,826.72
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
09/01/17	Credit card payments and fees	28,071.66	Bank	PNC

Total—Case No. 17-10806—Unilife Medical Solutions, Inc.		$133,898.38

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

CASH DISBURSEMENTS JOURNAL (CONTINUED)

Date	Description	Amount	Check#	Payee
III. Case No. 17-10807—Unilife Cross Farm LLC
None.		$—

—
PLUS: Estate Disbursements made by Outside Sources (i.e. from escrow accounts)
07/20/17	250 Cross Farm Lane Mortgage Payment	—

Total—Case No. 17-10807—Unilife Cross Farm LLC		—

IV. Total Disbursements		$144,394.07

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

BALANCE SHEET (MOR-3)

$ in 000s
	UC		UMS		UCF		Eliminations		Consolidated
	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$262	$140	$677	$1,778	$—	$0	$—	$—	$940	$1,918
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—	300	300	—	2,120	—	—	300	2,420
Accounts Receivable (Net)	—	—	—	1,109	—	—	—	—	—	1,109
Notes Receivable	—	—	—	—	—	—	—	—	—	—
Inventories	—	—	—	95	—	—	—	—	—	95
Prepaid Expenses	—	396	—	825	—	78	—	—	—	1,299
Professional Retainers	—	398	—	—	—	—	—	—	—	398
Other Current Assets (attach schedule)	—	—	—	251	—		—	—	—	251
TOTAL CURRENT ASSETS	262	934	977	4,358	—	2,198	—	—	1,240	7,489
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—	—	—	—	47,614	—	—	—	47,614
Machinery and Equipment	—	—	—	58,843	—	—	—	—	—	58,843
Furniture, Fixtures and Office Equipment	—	—	—	1,347	—	39	—	—	—	1,386
Leasehold Improvements	—	—	—	437	—	—	—	—	—	437
Vehicles	—	—	—	32	—	—	—	—	—	32
Less Accumulated Depreciation & Impairment	—	—	—	(50,781)	—	(5,037)	—	—	—	(55,818)
TOTAL PROPERTY & EQUIPMENT	—	—	—	9,879	—	42,615	—	—	—	52,494
OTHER ASSETS
Loans to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Assets (attach schedule)	—	—	—	—	—	—	—	—	—	—
TOTAL OTHER ASSETS	—	—	—	—	—	—	—	—	—	—

TOTAL ASSETS	$262	$934	$977	$14,237	$—	$44,813	$—	$—	$1,240	$59,984

	UC		UMS		UCF		Eliminations		Consolidated
	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	3	—	15	—	—	—	—	—	19	—
Taxes Payable (refer to FORM MOR-4)	—	—	—	—	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—	—	—	—	—
Notes Payable (Intercompany)	(3,770)	—	3,770	—	—	—	—	—	—	—
Rent / Leases—Building/Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt / Adequate Protection Payments	7,117	—	—	—	—	—	—	—	7,117	—
Professional Fees	—	—	—	—	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—	—	—	—	—
Other Postpetition Liabilities (attach schedule)	—	—	—	—	—	—	—	—	—	—
TOTAL POSTPETITION LIABILITIES	3,350	—	3,785	—	—	—	—	—	7,136	—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	130,804	—	133,554	—	100,623	—	(217,492)	—	147,489
Priority Debt	—	—	306	385	16	16	—	—	321	401
Unsecured Debt [1],[2]	99,711	5,032	352,366	262,437	105,014	43,326	(156,367)	—	400,724	310,795
TOTAL PRE-PETITION LIABILITIES	99,711	135,836	352,672	396,376	105,030	143,965	(156,367)	(217,492)	401,046	458,685
TOTAL LIABILITIES	103,061	135,836	356,457	396,376	105,030	143,965	(156,367)	(217,492)	408,181	458,685
OWNER EQUITY
Common Stock	(1,264)	(1,264)	(11)	(11)	—	—	—	—	(1,275)	(1,275)
Treasury Stock	—	—	(819)	(819)	—	—	—	—	(819)	(819)
Additional Paid-In Capital	278,277	278,277	(29,607)	(29,607)	(86,772)	(86,772)	—	—	161,898	161,898
Accumulated Other Comprehensive Income—Pre-petition	—	—	(128)	(128)	—	—	—	—	(128)	(128)
Retained Earnings—Pre-Petition	(411,915)	(411,915)	(351,574)	(351,574)	(12,380)	(12,380)	156,367	217,492	(619,502)	(558,377)
Retained Earnings—Postpetition	32,103	—	26,659	—	(5,878)	—	—	—	52,884	—
Adjustments to Owner Equity (attach schedule)	—	—	—	—	—	—	—	—	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—	—	—	—	—	—	—	—	—
NET OWNER EQUITY	(102,799)	(134,902)	(355,480)	(382,139)	(105,030)	(99,152)	156,367	217,492	(406,942)	(398,701)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$262	$934	$977	$14,237	$—	$44,813	$—	$—	$1,240	$59,984

*	“Insider” is defined in 11 U.S.C. Section 101(31).
[1]	Paid certain priority wage claims per Court Order.
[2]	Consolidated pre-petition unsecured debt includes uneliminated intercompany payable claims. As per bankruptcy schedules, net intercompany receivables booked at $0.
[3]	Added $253,999 in pre-petition invoices to the scheduled amount of UMS pre-petition unsecured debt. Reduced scheduled UMS pre-petition unsecured debt by $17,743.01 for post-petition amounts included in pre-petition balance for Chubb & Son. Further reduced scheduled amount of UMS pre-petition debt for severance overstated by $18,846.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

BALANCE SHEET (MOR-3) (CONTINUATION SHEET)

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
Other Current Assets
Security Deposits	—	250,511

Other Assets

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

STATUS OF POSTPETITION TAXES (MOR-4)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$—	$9,758	$9,758	9/13/2017	WIRE	$—
FICA-Employee	—	850	850	9/13/2017	WIRE	—
FICA-Employer	—	580	580	9/13/2017	WIRE	—
Unemployment	—	—	—			—
Income	—	—	—			—
Other:	—	—	—			—
Total Federal Taxes	—	11,188	11,188			—
State and Local
Withholding	—	1,978	1,978	9/13/2017	WIRE	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	28	28	9/13/2017	WIRE	—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other: State Disability Insurance	—	—	—			—
Total State and Local	—	2,006	2,006			—
Total Taxes	$—	$13,194	$13,194			$—

SUMMARY OF UNPAID POSTPETITION DEBTS (MOR-4)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Unilife Corporation:
Accounts Payable	2,941	—	—	—	—	2,941
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	2,941	—	—	—	—	2,941
Unilife Medical Solutions, Inc.:
Accounts Payable	15,322	—	—	—	—	15,322
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	15,322	—	—	—	—	15,322

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Unilife Corporation, et al. [1]	Case No. 17-10805
Reporting Period: Sept. 1 to Sept. 30, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$325,751
+ Amounts billed during the period	—
- Amounts collected during the period	(20,000)
Total Accounts Receivable at the end of the reporting period	305,751

Accounts Receivable Aging	Amount
0 - 30 days old	—
31 - 60 days old	274,817
61 - 90 days old	—
91+ days old	30,934
Total Accounts Receivable	305,751
Amount considered uncollectible (Bad Debt)	(305,751)
Accounts Receivable (Net)	$—

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X